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                                                                      EXHIBIT 24




                               POWER OF ATTORNEY

     The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Jeffrey Lewis and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and any and all instruments that such attorneys and agents, or either of the rules, regulations, and requirements of the Commission. The undersigned hereby ratifies and confirms as his own act and deed everything that such attorneys and agents, and each of them, does or causes to be done. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS HEREOF, the undersigned has hereunto subscribed his signature this 22 day of March, 2002.

                                              By: /s/ Andrew Miller
                                                  ------------------
                                              Name: Andrew Miller
                                                    ----------------

                               POWER OF ATTORNEY

     The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Jeffrey Lewis and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and any and all instruments that such attorneys and agents, or either of the rules, regulations, and requirements of the Commission. The undersigned hereby ratifies and confirms as his own act and deed everything that such attorneys and agents, and each of them, does or causes to be done. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS HEREOF, the undersigned has hereunto subscribed his signature this 19th day of March, 2002.

                                              By: /s/ John Kramer
                                                 ------------------
                                              Name: John Kramer
                                                    ---------------

                                POWER OF ATTORNEY

     The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Jeffrey Lewis and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and any and all instruments that such attorneys and agents, or either of the rules, regulations, and requirements of the Commission. The undersigned hereby ratifies and confirms as his own act and deed everything that such attorneys and agents, and each of them, does or causes to be done. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS HEREOF, the undersigned has hereunto subscribed his signature this 19th day of March, 2002.

                                              By: /s/ Jill Holup
                                                 ------------------
                                              Name: Jill Holup
                                                    ---------------

                               POWER OF ATTORNEY

     The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Jeffrey Lewis and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and any and all instruments that such attorneys and agents, or either of the rules, regulations, and requirements of the Commission. The undersigned hereby ratifies and confirms as his own act and deed everything that such attorneys and agents, and each of them, does or causes to be done. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS HEREOF, the undersigned has hereunto subscribed his signature this 19th day of March, 2002.

                                              By: /s/ Edward J. Russell, III
                                                 ---------------------------
                                              Name: Edward J. Russell, III
                                                    ------------------------

                               POWER OF ATTORNEY

     The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Jeffrey Lewis and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and any and all instruments that such attorneys and agents, or either of the rules, regulations, and requirements of the Commission. The undersigned hereby ratifies and confirms as his own act and deed everything that such attorneys and agents, and each of them, does or causes to be done. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS HEREOF, the undersigned has hereunto subscribed his signature this 19th day of March, 2002.

                                              By: /s/ Edward T. Boutrous
                                                 ------------------------
                                              Name: Edward T. Boutrous
                                                    ---------------------

                                POWER OF ATTORNEY


     The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Jeffrey Lewis and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and any and all instruments that such attorneys and agents, or either of the rules, regulations, and requirements of the Commissions. The undersigned hereby ratifies and confirms as his own act and deed everything that such attorneys and agents, and each of them, does or causes to be done. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 27th day of March, 2002


                                                  /s/ Paul Gray
                                                  ------------------------
                                                  Paul Gray